UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2026

Central Index Key Number of the issuing entity: 0002134743

BANK5 2026-5YR22

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-282099-14	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 21, 2026, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) entered into an underwriting agreement, dated as of May 21, 2026 and attached as Exhibit 1.1 hereto (the “Underwriting Agreement”), with Wells Fargo Securities, LLC (“WFS”), BofA Securities, Inc. (“BofA Securities”), Morgan Stanley & Co. LLC (“MS&Co.”), J.P. Morgan Securities LLC (“JPMS”), Academy Securities, Inc. (“Academy”), Drexel Hamilton, LLC (“Drexel”), Siebert Williams Shank & Co., LLC (“Siebert Williams” and, together with WFS, BofA Securities, MS&Co., JPMS, Academy and Drexel, in such capacity, the “Underwriters”) and Wells Fargo Bank, National Association (“WFB”), with respect to the sale of the Publicly Offered Certificates (as defined below), that is scheduled to occur on or about June 11, 2026 (the “Closing Date”).

On May 21, 2026, the Registrant also entered into a certificate purchase agreement, dated as of May 21, 2026, with WFS, BofA Securities, MS&Co., JPMS, Academy, Drexel and Siebert Williams (collectively in such capacity, the “Initial Purchasers”) and WFB, with respect to the sale of the Privately Offered Certificates (as defined below), that is also scheduled to occur on or about the Closing Date. The Privately Offered Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On or about the Closing Date, the Registrant is expected to cause the issuance of the BANK5 2026-5YR22 Commercial Mortgage Pass-Through Certificates, Series 2026-5YR22 (the “Certificates”) and the creation of an uncertificated interest (the “RR Interest”, and together with the Class RR Certificates, the “VRR Interest”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case, pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of June 1, 2026 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Trimont LLC (“Trimont”), as master servicer, KeyBank National Association, as special servicer, Deutsche Bank National Trust Company, as trustee, Computershare Trust Company, National Association, as certificate administrator, and BellOak, LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates and the RR Interest will represent, in the aggregate, the entire beneficial ownership in the BANK5 2026-5YR22 (the “Issuing Entity”), a common law trust to be formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of twenty-seven (27) commercial and multifamily mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans will be acquired by the Registrant from WFB pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of May 21, 2026, between the Registrant and WFB; certain of the Mortgage Loans will be acquired by the Registrant from Bank of America, National Association (“Bank of America”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of May 21, 2026, between the Registrant and Bank of America; certain of the Mortgage Loans will be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of May 21, 2026, between the Registrant and MSMCH; and certain of the Mortgage Loans will be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of May 21, 2026, between the Registrant and JPMCB.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates, having an aggregate initial certificate balance of $735,845,000 (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class X-E, Class X-F, Class D, Class E, Class F, Class G-RR, Class H-RR and Class R Certificates, having an aggregate initial certificate balance of $96,794,742 (collectively, the “Privately Offered Certificates”).

The assets of the Issuing Entity will include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Southeast MHP Portfolio	Exhibit 99.7	N/A
Mountain Industrial Portfolio	Exhibit 99.8	Exhibit 99.5
West Memorial Place	Exhibit 99.9	N/A
The Towers at Cupertino City Center	Exhibit 99.10	N/A
Hilton Waterfront Beach Resort	Exhibit 99.11	Exhibit 99.6
Freeway Business Park	Exhibit 99.12	Exhibit 99.6
1500 Post Oak Boulevard	Exhibit 99.13	Exhibit 99.6(1)

(1)	Trimont will act as primary servicer of the 1500 Post Oak Boulevard whole loan pursuant to the Primary Servicing Agreement, attached hereto as Exhibit 99.14 and dated as of April 1, 2026, between Midland Loan Services, a Division of PNC Bank, National Association (“Midland”), as master servicer under the applicable Non-Serviced PSA, and Trimont, as primary servicer, pursuant to which Trimont will perform certain servicing obligations of Midland under the applicable Non-Serviced PSA. See “Transaction Parties—The Master Servicer—Trimont BANK5 2026-5YR21 Primary Servicing Agreement” in the Prospectus.

The funds that will be used by the Registrant to pay the purchase price for the Mortgage Loans will be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to the Underwriters pursuant to the Underwriting Agreement and (ii) the sale of the Privately Offered Certificates by the Registrant to the Initial Purchasers pursuant to the Certificate Purchase Agreement.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus (the “Prospectus”) dated May 26, 2026 and filed with the Securities and Exchange Commission on May 26, 2026. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The related registration statement (file no. 333-282099) was originally declared effective on December 2, 2024.

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Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

	1.1	Underwriting Agreement, dated as of May 21, 2026, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC.
	4.1	Pooling and Servicing Agreement, dated and effective as of June 1, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, KeyBank National Association, as special servicer, Deutsche Bank National Trust Company, as trustee, Computershare Trust Company, National Association, as certificate administrator, and BellOak, LLC, as operating advisor and as asset representations reviewer.
	36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 26, 2026.
	99.1	Mortgage Loan Purchase Agreement, dated and effective as of May 21, 2026, between Wells Fargo Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
	99.2	Mortgage Loan Purchase Agreement, dated and effective as of May 21, 2026, between Bank of America, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
	99.3	Mortgage Loan Purchase Agreement, dated and effective as of May 21, 2026, between Morgan Stanley Mortgage Capital Holdings LLC and Wells Fargo Commercial Mortgage Securities, Inc.
	99.4	Mortgage Loan Purchase Agreement, dated and effective as of May 21, 2026, between JPMorgan Chase Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
	99.5	Trust and Servicing Agreement, dated as of May 13, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, BSP Special Servicer, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor, relating to the MTN Commercial Mortgage Trust 2026-LPFX, Commercial Mortgage Pass-Through Certificates, Series 2026-LPFX.
	99.6	Pooling and Servicing Agreement, dated as of April 1, 2026, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK5 2026-5YR21, Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2026-5YR21.
	99.7	Agreement Between Note Holders, dated as of April 30, 2026, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note A-6 Holder and Initial Note A-7 Holder, and Morgan Stanley Mortgage Capital Holdings LLC, as Initial Agent, relating to the Southeast MHP Portfolio Whole Loan.
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99.8	Co-Lender Agreement, dated as of May 8, 2026, by and between Wells Fargo Bank, National Association, as Initial Note A-1-1 Holder, Initial Note A-2-1 Holder, Initial Note A-3-1-1 Holder, Initial Note A-3-1-2 Holder, Initial Note A-4-1-1 Holder, Initial Note A-4-1-2 Holder, Initial Note B-1-1 Holder and Initial Note B-2-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-1-4 Holder, Initial Note A-2-4 Holder, Initial Note A-3-4 Holder, Initial Note A-4-4 Holder, Initial Note B-1-4 Holder and Initial Note B-2-4 Holder, Bank of America, N.A., as Initial Note A-1-2 Holder, Initial Note A-2-2 Holder, Initial Note A-3-2-1 Holder, Initial Note A-3-2-2 Holder, Initial Note A-3-2-3 Holder, Initial Note A-4-2-1 Holder, Initial Note A-4-2-2 Holder, Initial Note A-4-2-3 Holder, Initial Note B-1-2 Holder and Initial Note B-2-2 Holder, UBS AG New York Branch, as Initial Note A-1-6 Holder, Initial Note A-2-6 Holder, Initial Note A-3-6 Holder, Initial Note A-4-6 Holder, Initial Note B-1-6 Holder and Initial Note B-2-6 Holder), Morgan Stanley Bank, N.A., as Initial Note A-1-5 Holder, Initial Note A-2-5 Holder, Initial Note A-3-5 Holder, Initial Note A-4-5 Holder, Initial Note B-1-5 Holder and Initial Note B-2-5 Holder, and Bank of Montreal, as Initial Note A-1-3 Holder, Initial Note A-2-3 Holder, Initial Note A-3-3 Holder, Initial Note A-4-3 Holder, Initial Note B-1-3 Holder and Initial Note B-2-3 Holder, relating to the Mountain Industrial Portfolio Whole Loan.
99.9	Agreement Between Note Holders, dated as of May 21, 2026, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder and JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder, relating to the West Memorial Place Whole Loan.
99.10	Agreement Between Noteholders, dated as of February 20, 2026, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, and Wells Fargo Bank, National Association, as Initial Note A-2 Holder, relating to The Towers at Cupertino City Center Whole Loan.
99.11	Agreement Between Note Holders, dated as of February 27, 2026, by and among Bank of America, N.A., as Initial Note A-1 Holder, and Bank of America, N.A., as Initial Note A-2 Holder, relating to the Hilton Waterfront Beach Resort Whole Loan.
99.12	Agreement Between Note Holders, dated as of February 19, 2026, by and among Bank of America, N.A., as Initial Note A-1 Holder, and Bank of America, N.A., as Initial Note A-2 Holder, relating to the Freeway Business Park Whole Loan.
99.13	Agreement Between Noteholders, dated as of March 17, 2026, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, Wells Fargo Bank, National Association, as Initial Note A-3 Holder, and Wells Fargo Bank, National Association, as Initial Note A-4 Holder, relating to the 1500 Post Oak Boulevard Whole Loan.
99.14	Primary Servicing Agreement, dated as of April 1, 2026, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Trimont LLC, as primary servicer, relating to the primary servicing of the 1500 Post Oak Boulevard Whole Loan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Lee Green
Name: Lee Green
Title: Managing Director

Dated: May 26, 2026

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Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of May 21, 2026, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc., Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of June 1, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, KeyBank National Association, as special servicer, Deutsche Bank National Trust Company, as trustee, Computershare Trust Company, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 26, 2026.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of May 21, 2026, between Wells Fargo Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of May 21, 2026, between JPMorgan Chase Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of May 21, 2026, between Morgan Stanley Mortgage Capital Holdings LLC and Wells Fargo Commercial Mortgage Securities, Inc.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of May 21, 2026, between Bank of America, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
99.5	Trust and Servicing Agreement, dated as of May 13, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, BSP Special Servicer, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor, relating to the MTN Commercial Mortgage Trust 2026-LPFX, Commercial Mortgage Pass-Through Certificates, Series 2026-LPFX.
99.6	Pooling and Servicing Agreement, dated as of April 1, 2026, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK5 2026-5YR21, Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2026-5YR21.
99.7	Agreement Between Note Holders, dated as of April 30, 2026, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note A-6 Holder and Initial Note A-7 Holder, and Morgan Stanley Mortgage Capital Holdings LLC, as Initial Agent, relating to the Southeast MHP Portfolio Whole Loan.
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99.8	Co-Lender Agreement, dated as of May 8, 2026, by and between Wells Fargo Bank, National Association, as Initial Note A-1-1 Holder, Initial Note A-2-1 Holder, Initial Note A-3-1-1 Holder, Initial Note A-3-1-2 Holder, Initial Note A-4-1-1 Holder, Initial Note A-4-1-2 Holder, Initial Note B-1-1 Holder and Initial Note B-2-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-1-4 Holder, Initial Note A-2-4 Holder, Initial Note A-3-4 Holder, Initial Note A-4-4 Holder, Initial Note B-1-4 Holder and Initial Note B-2-4 Holder, Bank of America, N.A., as Initial Note A-1-2 Holder, Initial Note A-2-2 Holder, Initial Note A-3-2-1 Holder, Initial Note A-3-2-2 Holder, Initial Note A-3-2-3 Holder, Initial Note A-4-2-1 Holder, Initial Note A-4-2-2 Holder, Initial Note A-4-2-3 Holder, Initial Note B-1-2 Holder and Initial Note B-2-2 Holder, UBS AG New York Branch, as Initial Note A-1-6 Holder, Initial Note A-2-6 Holder, Initial Note A-3-6 Holder, Initial Note A-4-6 Holder, Initial Note B-1-6 Holder and Initial Note B-2-6 Holder), Morgan Stanley Bank, N.A., as Initial Note A-1-5 Holder, Initial Note A-2-5 Holder, Initial Note A-3-5 Holder, Initial Note A-4-5 Holder, Initial Note B-1-5 Holder and Initial Note B-2-5 Holder, and Bank of Montreal, as Initial Note A-1-3 Holder, Initial Note A-2-3 Holder, Initial Note A-3-3 Holder, Initial Note A-4-3 Holder, Initial Note B-1-3 Holder and Initial Note B-2-3 Holder, relating to the Mountain Industrial Portfolio Whole Loan.
99.9	Agreement Between Note Holders, dated as of May 21, 2026, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder and JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder, relating to the West Memorial Place Whole Loan.
99.10	Agreement Between Noteholders, dated as of February 20, 2026, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, and Wells Fargo Bank, National Association, as Initial Note A-2 Holder, relating to The Towers at Cupertino City Center Whole Loan.
99.11	Agreement Between Note Holders, dated as of February 27, 2026, by and among Bank of America, N.A., as Initial Note A-1 Holder, and Bank of America, N.A., as Initial Note A-2 Holder, relating to the Hilton Waterfront Beach Resort Whole Loan.
99.12	Agreement Between Note Holders, dated as of February 19, 2026, by and among Bank of America, N.A., as Initial Note A-1 Holder, and Bank of America, N.A., as Initial Note A-2 Holder, relating to the Freeway Business Park Whole Loan.
99.13	Agreement Between Noteholders, dated as of March 17, 2026, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, Wells Fargo Bank, National Association, as Initial Note A-3 Holder, and Wells Fargo Bank, National Association, as Initial Note A-4 Holder, relating to the 1500 Post Oak Boulevard Whole Loan.
99.14	Primary Servicing Agreement, dated as of April 1, 2026, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Trimont LLC, as primary servicer, relating to the primary servicing of the 1500 Post Oak Boulevard Whole Loan.

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